ROSS MILLER
Secretary of State

SCOTT W. ANDERSON
Deputy Secretary for Commercial Recordings

STATE OF NEVADA

OFFICE OF THE SECRETARY OF STATE

Commercial Recordings Division
202 N. Carson Street
Carson City, NV 89701-4069
Telephone (775) 684-5708
Fax (775) 684-7138

KEITH MOORE
FLIKMEDIA, INC.

NV

Job:C20140708-0156
July 8, 2014

Special Handling Instructions:
7/8/14: **24HR** MERGER, FSC EMAILED

JPH

Charges

Description	Document Number	Filing Date/Time	Qty	Price	Amount
Merge In	20140490459-18	7/7/2014 4:00:37 PM	1	$350.00	$350.00
24 Hour Expedite	20140490459-18	7/7/2014 4:00:37 PM	1	$125.00	$125.00
Merge Out	20140490459-18	7/7/2014 4:00:37 PM	1	$0.00	$0.00
Total					$475.00

Payments

Type	Description	Amount
Credit	235512|14070830726175	$475.00
Total		$475.00

Credit Balance: $0.00

Job Contents:
File Stamped Copy(s): 1

KEITH MOORE
FLIKMEDIA, INC.

NV

140103

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Filed in the office of	Document Number 20140490459-18
Ross Miller Secretary of State State of Nevada	Filing Date and Time 07/07/2014 4:00 PM
	Entity Number E0402802009-5

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 1

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Articles of Merger
(Pursuant to NRS Chapter 92A)

1) Name and jurisdiction of organization of each constituent entity (NRS 92A.200):

☐ If there are more than four merging entities, check box and attach an 8 1/2" x 11" blank sheet containing the required information for each additional entity from article one.

FlikMedia, Inc.
Name of merging entity

Nevada
Jurisdiction

Corp
Entity type *

Name of merging entity

Jurisdiction

Entity type *

Name of merging entity

Jurisdiction

Entity type *

Name of merging entity

Jurisdiction

Entity type *

and,

Crossbox, Inc.
Name of surviving entity

Nevada
Jurisdiction

Corp
Entity type *

* Corporation, non-profit corporation, limited partnership, limited-liability company or business trust.

Filing Fee: $350.00

This form must be accompanied by appropriate fees.

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 2

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

2) Forwarding address where copies of process may be sent by the Secretary of State of Nevada (if a foreign entity is the survivor in the merger - NRS 92A.190):

Attn: Keith Moore

c/o: FlikMedia, Inc.

3) Choose one:

☐ The undersigned declares that a plan of merger has been adopted by each constituent entity (NRS 92A.200).

☒ The undersigned declares that a plan of merger has been adopted by the parent domestic entity (NRS 92A.180).

4) Owner's approval (NRS 92A.200) (options a, b or c must be used, as applicable, for each entity):

☐ If there are more than four merging entities, check box and attach an 8 1/2" x 11" blank sheet containing the required information for each additional entity from the appropriate section of article four.

(a) Owner's approval was not required from

FlikMedia, Inc.
Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or;

Crossbox, Inc.
Name of surviving entity, if applicable

This form must be accompanied by appropriate fees.

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 3

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

(b) The plan was approved by the required consent of the owners of *:

Name of **merging** entity, if applicable

Name of **merging** entity, if applicable

Name of **merging** entity, if applicable

Name of **merging** entity, if applicable

and, or;

Name of **surviving** entity, if applicable

* Unless otherwise provided in the certificate of trust or governing instrument of a business trust, a merger must be approved by all the trustees and beneficial owners of each business trust that is a constituent entity in the merger.

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 4

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

(c) Approval of plan of merger for Nevada non-profit corporation (NRS 92A.160):

The plan of merger has been approved by the directors of the corporation and by each public officer or other person whose approval of the plan of merger is required by the articles of incorporation of the domestic corporation.

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or;

Name of surviving entity, if applicable

This form must be accompanied by appropriate fees.

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Articles of Merger

(PURSUANT TO NRS 92A.200)

Page 5

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

5) Amendments, if any, to the articles or certificate of the surviving entity. Provide article numbers, if available. (NRS 92A.200)*:

The articles have been amended as follows:

Article 1 - Name of corporation:

The name of the corporation shall be FlikMedia, Inc.

6) Location of Plan of Merger (check a or b):

☐ (a) The entire plan of merger is attached;

or,

☒ (b) The entire plan of merger is on file at the registered office of the surviving corporation, limited-liability company or business trust, or at the records office address if a limited partnership, or other place of business of the surviving entity (NRS 92A.200).

7) Effective date and time of filing: (optional) (must not be later than 90 days after the certificate is filed)

Date: July 7, 2014 **Time:** 11:45 am

* Amended and restated articles may be attached as an exhibit or integrated into the articles of merger. Please entitle them "Restated" or "Amended and Restated," accordingly. The form to accompany restated articles prescribed by the secretary of state must accompany the amended and/or restated articles. Pursuant to NRS 92A.180 (merger of subsidiary into parent - Nevada parent owning 90% or more of subsidiary), the articles of merger may not contain amendments to the constituent documents of the surviving entity except that the name of the surviving entity may be changed.

This form must be accompanied by appropriate fees.

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 6

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

8) Signatures - Must be signed by: An officer of each Nevada corporation; All general partners of each Nevada limited partnership; All general partners of each Nevada limited-liability limited partnership; A manager of each Nevada limited-liability company with managers or one member if there are no managers; A trustee of each Nevada business trust (NRS 92A.230)*

☐ If there are more than four merging entities, check box and attach an 8 1/2" x 11" blank sheet containing the required information for each additional entity from article eight.

FlikMedia, Inc.
Name of merging entity

X [signature] | Director | 7/7/2014
Signature | Title | Date

Name of merging entity

X | |
Signature | Title | Date

Name of merging entity

X | |
Signature | Title | Date

Name of merging entity

X | |
Signature | Title | Date

and,

Crossbox, Inc.
Name of surviving entity

X [signature] | Director | 7/7/2014
Signature | Title | Date

* The articles of merger must be signed by each foreign constituent entity in the manner provided by the law governing it (NRS 92A.230). Additional signature blocks may be added to this page or as an attachment, as needed.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

ACTION OF THE BOARD OF DIRECTORS OF
CROSSBOX, INC.
TAKEN BY WRITTEN CONSENT

The undersigned being all of the directors of CrossBox, Inc., a Nevada corporation, (the "Company") took the following action by unanimous written consent in lieu of a meeting as allowed under Nevada law and the bylaws of the Company.

WHEREAS, there has been presented to the Board of Directors a form of Merger Agreement by and between the Company and FlikMedia, Inc. (the "Merger Agreement") in the form attached hereto as Attachment A.

WHEREAS, the Board of Directors has deemed it advisable and in the best interests of the Company to complete the transactions contemplated by the Merger Agreement.

BE IT THEREFORE RESOLVED, that the Merger Agreement and the actions contemplated thereunder be, and hereby are, approved, ratified and confirmed; and

RESOLVED FURTHER, that the Company's officers be, and hereby are, authorized and directed to proceed on behalf of the Company and to take all such steps as deemed necessary or appropriate, with the advice and assistance of counsel, to cause the Company to consummate the agreements referred to herein and to perform its obligations under such agreements; and

RESOLVED FURTHER, that the execution of the documents by the authorized officers or agents of the Company related to these resolutions is and shall be enforceable and a binding act and obligation of the Company without the necessity of the signature or attestation of any director or the Board, or affixing of the corporate seal; and

RESOLVED FURTHER, that the Secretary of the Company is authorized and directed to certify these resolutions as required.

IN WITNESS WHEREOF, the undersigned directors of the Company attest to the foregoing action taken to be effective as of July 6, 2014.

David Walters

Peter Wells

Attachment A

AGREEMENT AND PLAN OF MERGER

AGREEMENT AND PLAN OF MERGER, dated as of July 6, 2014, between CrossBox, Inc., a Nevada corporation ("Parent"), and FlikMedia, Inc., a Nevada corporation and a direct wholly owned subsidiary of Parent ("Merger Sub"). Parent and Merger Sub are hereinafter collectively referred to as the "Constituent Corporations."

WITNESSETH:

WHEREAS, the board of directors of Parent has determined that it is advisable and in the best interests of the respective companies and shareholders to enter into a business combination by means of the merger of Merger Sub with and into Parent (the "Merger") and has approved and adopted this Agreement and Plan of Merger (the "Agreement");

NOW, THEREFORE, in consideration of the foregoing and the representations, warranties, covenants and agreements set forth herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

1. Merger and Effective Time. Upon the filing of the articles of merger (the "Articles of Merger"), entered into concurrently herewith, with the Secretary of State of the State of Nevada, Merger Sub shall be merged with and into Parent (the "Merger") and Parent shall be the surviving corporation of the Merger (the "Surviving Corporation") effective on July 6, 2014 (the "Effective Time").

2. Effect of Merger. At the Effective Time, the separate existence of the Constituent Corporations shall cease. The effect of the Merger shall be as provided in the Nevada Revised Statutes. Without limiting the generality of the foregoing, all rights, powers, privileges, obligations and duties of Merger Sub shall become the rights, powers, privileges, obligations and duties of the Surviving Corporation.

3. Name of Surviving Corporation. The name of the Surviving Corporation shall be "FlikMedia, Inc."

4. Governing Documents. The Articles of Incorporation of Parent, only amended to the extent provided in the Articles of Merger to change its name, and the Bylaws of Parent, as in effect at the Effective Time, shall continue in full force and effect as the Articles of Incorporation and Bylaws of the Surviving Corporation until sooner terminated or changed as permitted by the provisions of Nevada Revised Statutes, as amended.

5. Directors and Officers. At the Effective Time, the directors and the officers of the Surviving Corporation shall be the incumbent directors and officers of Parent, all of whom shall hold their positions as directors and officers until the election and qualification of their respective successors or until their tenure is otherwise terminated in accordance with the Articles of Incorporation or Bylaws of the Surviving Corporation.

6. Conversion of Securities and Consideration. At the Effective Time, by virtue of the Merger and in consideration therefor, and without any action on the part of the Constituent Corporations or any stockholder thereof, (i) each membership interest of Merger Sub's Common Stock shall be cancelled, and (ii) each share of Parent's Common Stock shall remain unchanged in the hands of the holder thereof as an outstanding share of the Surviving Corporation.

7. Representations of Parent. Parent represents and warrants to Merger Sub that as of the date of this Agreement and as of the Effective Time (a) it is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada, (b) it has all requisite corporate power and authority to enter into and perform its obligations under this Agreement and Plan of Merger and to execute the Articles of Merger and to perform its obligations thereunder, (c) this Agreement has been duly executed and delivered by Parent, and has been authorized by all necessary corporate action, and constitutes the legal, valid and binding obligations of Parent, enforceable in accordance with its terms, and (d) the execution, delivery and performance of this Agreement does not conflict with any provision of the Articles of Incorporation or Bylaws of Parent.

8. Representations of Merger Sub. Merger Sub represents and warrants to Parent that as of the date of this Agreement and as of the Effective Time (a) it is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Nevada, (b) it has all requisite corporate power and authority to enter into and perform its obligations under this Agreement and Plan of Merger and to execute the Articles of Merger and to perform its obligations thereunder, (c) this Agreement has been duly executed and delivered by Merger Sub, and has been authorized by all necessary company action, and constitutes the legal, valid and binding obligations of Merger Sub, enforceable in accordance with its terms, and (d) the execution, delivery and performance of this Agreement does not conflict with any provision of the Articles of Formation or the Membership Agreement of Merger Sub.

9. Entire Agreement. This Agreement sets forth the entire agreement and understanding among the parties as to the subject matter hereof and merges and supersedes all prior discussions, agreements and understandings of every kind and nature among them.

10. Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other provisions of this Agreement shall nevertheless remain in full force and effect.

11. Termination and Abandonment. Prior to the Effective Time, this Agreement may be terminated and the Merger abandoned by the Board of Directors of Parent.

12. Amendment. Prior to the Effective Time, this Agreement may be amended, modified or supplemented by the Board of Directors of Parent.

13. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada without giving effect to principles of conflicts of law.

14. Headings. The underlined headings contained in this Agreement are for convenience of reference only, shall not be deemed to be a part of this Agreement and shall not be referred to in connection with the construction or interpretation of this Agreement.

15. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[signature page follows]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

CrossBox, Inc.

By: ______________________
Name: Peter Wells
Title: Director

FlikMedia, Inc.

By: ______________________
Name: David Walters
Title: Director